                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    CURRENT REPORT
                                    --------------

                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934


           Date of Report (Date of earliest event reported)  July 22, 1996





                          AMERICAN ENTERTAINMENT GROUP, INC.
                         ------------------------------------
                (Exact Name of Registrant as Specified in its Charter)





  COLORADO                        0-22174             83-0277375
  (State or Other                 (Commission         IRS Employer
  Jurisdiction of                 File Number)        Identification No.)
  Incorporation
  or Organization)


                             160 Bedford Road, Suite 306
                           Toronto, Ontario, Canada M5R 2K9
                           --------------------------------
                  (Address of Principal Executive Offices, Zip Code)


                                    (416) 920-1919
                                    --------------
                 (Registrant's telephone number, including area code)

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                                       FORM 8-K
                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         Not Applicable

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         Not Applicable

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         Not Applicable

Item 5.  OTHER EVENTS
         On July 18, 1996, the Company's Board of Directors approved a one-for-ten reverse split of the issued and outstanding common shares of the Company. Fractional shares will be rounded up to the next whole number. As of July 18, 1996, there were approximately 18,916,772 common shares issued and outstanding. The par value and authorized common shares of the Company are not affected by this reverse split. This reverse split is effective as of the commencement of trading on July 29, 1996.

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
         Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
         Not Applicable

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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  AMERICAN ENTERTAINMENT GROUP, INC.


                                  By:       //Joel Wagman//
                                     -----------------------------
                                              Joel Wagman
                                               Chairman



Dated: July 22, 1996